STEIN ROE CASH RESERVES FUND

                   Supplement to November 1, 2000 Prospectus
                    and Statement of Additional Information

The Fund's prospectus is amended as follows:

(1)  The "ANNUAL FUND OPERATING  EXPENSES"  table on page 8 of the prospectus is
     replaced  with  the  following   (footnote  (a)  is  not  altered  by  this
     supplement):

A N N U A L  F U N D  O P E R A T I N G  E X P E N S E S (b)
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management fees (c)                                                        0.49%


Distribution (12b-1) fees                                                  None


Other expenses                                                             0.24%

--------------------------------------------------------------------------------

Total annual fund operating expenses                                       0.73%


(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

(b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

(c) The Portfolio pays a management fee of 0.24% and the Fund pays an administrative fee of 0.25%.

(2) The "EXPENSE EXAMPLE" table on page 9 of the prospectus is replaced with the following:


                             E X P E N S E  E X A M P L E

                       1 yr              3 yrs            5 yrs           10 yrs
-------------- ----------------- ---------------- --------------- --------------


Cash Reserves Fund     $75               $233             $406            $906


The Fund's statement of additional information is amended as follows:

(1) The shareholders servicing and transfer agency fee arrangement between Liberty Funds Services, Inc. (LFS) and the Fund, described under "TRANSFER AGENT" on p. 42 of the statement of additional information, has been revised so that the Fund pays the following fees:

     o An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     o An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     o A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

     o A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

     o The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

(2) The section headed "BOOKKEEPING AND ACCOUNTING AGREEMENT" on p. 41 of the statement of additional information is replaced in its entirety with the following:

     Stein Roe is responsible for providing accounting and bookkeeping services to the Fund pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

     Under its accounting and bookkeeping agreement with the Trust, Stein Roe receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

     o    An annual flat fee of $5,000, paid monthly; plus

     o In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

     [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

     The Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


DIR-36/969G-0701                                                  August 1, 2001